Exhibit 10.2

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement ("Agreement") is entered into this 18th day of March, 2009 by and between AmeriResource Technologies, Inc., a Delaware corporation (“ARIO”), with a principal office located at 3440 E. Russell Road, Suite 217, Las Vegas, Nevada 89120, and ATTO Enterprises, Inc., a Utah corporation, (“Utah-ATTO”) for the purpose of transferring the ownership of certain assets as identified herein (hereinafter “Property”).

WHEREAS, Utah ATTO desires to acquire 100% ownership of the PROPERTY in exchange for the issuance of ONE HUNDRED THOUSAND shares of Utah ATTO’s Common Stock; and

WHEREAS, ARIO desires to transfer to Utah ATTO 100% of their ownership interest in the Property and in exchange for ONE HUNDRED THOUSAND (100,000) shares of Utah ATTO Common Stock..

NOW, THEREFORE with the above being incorporated into and made a part hereof for the mutual consideration set out herein and, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.           Exchange.  The parties will exchange shares as follows:

F.
Utah ATTO  will transfer 100,000 restricted shares of its Common Stock to ARIO on or before March 31, 2009 (the “Closing Date@) and Utah ATTO  will deliver the Utah ATTO shares with all the necessary paperwork to establish ownership in ARIO of the Utah ATTO shares; and

G.
ARIO will transfer title to the Property or its ownership interest in Property, to equal to and not less than 100% of all ownership interest, in Property to Utah ATTO on or before the Closing Date and ARIO will deliver the Property ownership rights with all the necessary paperwork to establish ownership in Utah ATTO of 100% of Property.

H.
 The Property to be transferred by ARIO is described as follows:  all software and software copyrights of Atto Solutions, LLC, all equipment, inventory, fixtures, furnishings, personal property, intangible property, computers, software, and documents and as made subject to the court orders in Case No.. 080403306 from the Fourth Judicial District Court in and for Utah County, State of Utah, entitled, GoJoe Incorporated v. Atto Solutions, LLC and Kevin Cannon.  The Property includes but is not limited to the items specified in Exhibit “A” Equipment List made a part hereof.

2.           Termination.  This Agreement may be terminated at any time prior to the Closing Date under the following circumstances:

A.       By Utah ATTO or ARIO:

(1)           If there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such Board of Directors made in good faith and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or

(2)           If the Closing shall have not occurred prior to March 31, 2009, or such later date as shall have been approved by parties hereto, other than for reasons set forth herein.

B.       By ARIO:

(1)           If Utah ATTO shall fail to comply in any material respect with any of their covenants or agreements contained in this Agreement or if any of the representations or warranties of Utah ATTO contained herein shall be inaccurate in any material respect; or
(2)           If Utah ATTO files for bankruptcy protection or otherwise takes any action to place liens against the Property.

C.       By Utah ATTO:

(3)
If ARIO shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of ARIO contained herein shall be inaccurate in any material respect;

(4)	If ARIO files for bankruptcy protection prior to the satisfaction of Property debts currently secured by the Property.

In the event this Agreement is terminated pursuant to this Paragraph, this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and each party shall bear its own costs as well as the legal, accounting, printing, and other costs incurred in connection with negotiation, preparation and execution of the Agreement and the transactions herein contemplated.

3.           Representations and Warranties of Utah ATTO.  Utah ATTO hereby represents and warrants that effective this date and the Closing Date, the following representations are true and correct:

A.	Authority. Utah ATTO has the full power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement.

B.
No Conflict With Other Instruments.  The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the ownership of Property or to which Utah ATTO is individually or jointly a party and has been duly authorized by all appropriate and necessary action.

C.	No Conflict with Other Instrument. The execution of this agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the Property or Utah ATTO.

4.           Representations and Warranties of ARIO.

ARIO hereby represents and warrants that, effective this date and the Closing Date, the representations and warranties listed below are true and correct.

A.
Corporate Authority.  ARIO has the full corporate power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement.  The Board of Directors of ARIO has duly authorized the execution, delivery, and performance of this Agreement.

B.
No Conflict With Other Instruments.  The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of ARIO to which ARIO is a party and has been duly authorized by all appropriate and necessary action.

C.	No Conflict with Other Instrument. The execution of this agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to ARIO.

I.	Deliverance of Property. As of the Closing Date, the property or ownership interest to be delivered to Utah ATTO, or its designee is valid and legal ownership interest in and of the Property.

J.
Complete Lien Disclosure.  Prior to the closing ARIO shall fully and completely disclose and provide all relevant documents related to any lien or obligation secured by the Property made the subject of this agreement to Utah ATTO and shall respond to and provide information to reply to any inquiry regarding any such obligations by ARIO.

F.
Good Title.  ARIO warrants and represents that it will be transferring good and clear title to the Property and that there are no known defects or clouds on title and hereby agrees to indemnify and hold Utah ATTO harmless from any such lack of clean title or and damages resulting from any defects or clouds on title that exist as of the date of closing, unless or except as clearly disclosed in writing to Utah ATTO prior to the closing and which Utah ATTO agrees to excuse from this provision.

5.           Closing.   The Closing as herein referred to shall occur upon such date as the parties hereto may mutually agree upon, but is expected to be on or before March 31, 2009.

6.           Conditions Precedent of ARIO to Effect Closing.  All obligations of ARIO under this Agreement are subject to fulfillment prior to or as of the Closing Date, as follows:

A.
The representations and warranties by or on behalf of Utah ATTO contained in this Agreement or in any certificate or documents delivered to ARIO pursuant to the provisions hereof shall be true in all material respects as of the time of Closing as though such representations and warranties were made at and as of such time.

B.	Utah ATTO shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

K.	All instruments and documents delivered to ARIO pursuant to the provisions hereof shall be reasonably satisfactory to ARIO's legal counsel.

7.           Conditions Precedent of Utah ATTO to Effect Closing.  All obligations of Utah ATTO under this Agreement are subject to fulfillment prior to or as of the date of Closing, as follows:

A.
The representations and warranties by or on behalf of ARIO contained in this Agreement or in any certificate or documents delivered to Utah ATTO pursuant to the provisions hereof shall be true in all material respects as of the time of Closing as though such representations and warranties were made at and as of such time.

B.	ARIO shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

C.	All instruments and documents delivered to Utah ATTO pursuant to the provisions hereof shall be reasonably satisfactory to Utah ATTO’s legal counsel.

8.           Damages and Limit of Liability.  Each party shall be liable, for any material breach of the representations, warranties, and covenants contained herein which results in a failure to perform any obligation under this Agreement, only to the extent of the expenses incurred in connection with such breach or failure to perform Agreement.

9.           Nature and Survival of Representations and Warranties.  All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder.  All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise, or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

10.         Indemnification Procedures.  If any claim is made by a party which would give rise to a right of indemnification under this paragraph, the party seeking indemnification (Indemnified Party) will promptly cause notice thereof to be delivered to the party from whom indemnification is sought (Indemnifying Party).  The Indemnified Party will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from the claims.  Counsel for the Indemnifying Party which will conduct the defense must be approved by the Indemnified Party (whose approval will not be unreasonably withheld), and the Indemnified Party may participate in such defense at the expense of the Indemnified Party.  The Indemnifying Party will not in the defense of any such claim or litigation, consent to entry of any judgment or enter into any settlement without the written consent of the Indemnified Party (which consent will not be unreasonably withheld).  The Indemnified Party will not, in connection with any such claim or litigation, consent to entry of any judgment or enter into any settlement without the written consent of the Indemnifying Party (which consent will not be unreasonably withheld).  The Indemnified Party will cooperate fully with the Indemnifying Party and make available to the Indemnifying Party all pertinent information under its control relating to any such claim or litigation.  If the Indemnifying Party refuses or fails to conduct the defense as required in this Section, then the Indemnified Party may conduct such defense at the expense of the Indemnifying Party and the approval of the Indemnifying Party will not be required for any settlement or consent or entry of judgment.

11.           Default at Closing.  Notwithstanding the provisions hereof, if either party shall fail or refuse to deliver any of the Shares or Property, or shall fail or refuse to consummate the transaction described in this Agreement prior to the Closing Date, such failure or refusal shall constitute a default by that party and the other party at its option and without prejudice to its rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to the defaulting party.

12.           Costs and Expenses.  ARIO and Utah Atto shall bear their own costs and expenses in the proposed exchange and transfer described in this Agreement.  ARIO and Utah ATTO have been represented by their own attorneys in this transaction, and shall pay the fees of their attorneys, except as may be expressly set forth herein to the contrary.

13.           Notices.  Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

To Utah ATTO:	To ARIO:
Chris Fast	AmeriResource Technologies, Inc.
59 West 100 South, Second Floor	3440 E. Russell Road, Suite 217
Salt Lake City, Utah 84010	Las Vegas, Nevada 89120

14.           Miscellaneous.

A.           Further Assurances.  At any time and from time to time, after the effective date, each party will execute such additional instruments and take such additional steps as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

B.           Waiver.  Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

C.           Brokers.  Neither party has employed any brokers or finders with regard to this Agreement not disclosed herein.

D.           Headings.  The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

E.           Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

F.           Governing Law.  This Agreement was negotiated and is being contracted for in the State of Utah, and shall be governed by the laws of the State of Utah, notwithstanding any conflict-of-law provision to the contrary.  Any issue regarding title to the Property shall be governed by the laws of the State of Utah where the Property is located.  Any suit, action or legal proceeding arising from or related to this Agreement shall be submitted for binding arbitration resolution to the American Arbitration Association, in Salt Lake City, Utah, pursuant to their Rules of Procedure or any other mutually agreed upon arbitrator.  The parties agree to abide by decisions rendered as final and binding, and each party irrevocably and unconditionally consents to the jurisdiction of such arbitrator and waives any objection to the laying of venue in, or the jurisdiction of, said Arbitrator.

G.           Binding Effect.  This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

H.           Entire Agreement.  The Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements or understandings between the parties relating to the subject matter hereof.  No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist.  No representations, warranties covenants, or conditions express or implied, other than as set forth herein, have been made by any party.

I.           Severability.  If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

ATTO Enterprises, Inc.	AmeriResource Technologies, Inc.,
A Utah corporation	A Delaware corporation

By: /s/ Chris Fast	By: /s/ Delmar Janovec
Name: Chris Fast	Name: Delmar Janovec
Its: President	Its: President

Exhibit “A” Equipment List

Office rack:

NETGEAR 24-PORT GIGABIT SMART SWITCH
M# GS724T
S# 1C04755n00B40

CISCO 2801 Router

Attoserver2
Supermicro
S# S5015PT26B10396
Build date:  01/30/2007
1U RM BLK PD LGA775 DVD FD 1066MHZ
Intel Dual Core 3.0 GHZ 2X1M 800MHZ
1MEG DDR2 PC4200 RAM
1 80 GIG SATA HD

Atto Dev server
SUPERMICRO
OS - LINUX
Build date:  01/01/04 (est)
2 Intel XEON 2.80GHZ
2 80 GB HD
2 1 GB DIMMS

Atto Exchange server
OS - WINDOWS SERVER 2003
APP - MICROSOFT EXCHANGE
Build date:  01/01/04 (est)
SUPERMICRO
2 Intel XEON 2.80GHZ
2 80 GB HD
2 1 GB DIMMS

**************

Consonus rack:
(listed in order physically in rack)

TOP

CISCO ASA 5510 ROUTER
S# JMX1051K1CY

Atto Web server
OS - DEBIAN LINUX
APPS - APACHE, PHP

Supermicro
S# S6015B327169758
Build date:  01/30/2007
1U RM 6015B-3RB BLKFORD DP-XEON BLK
2 INTEL XEON DC 2.0GHZ 2X2MB BOXED
2 KINGSTON 1GB DDR2 KVR667D2D8F5/1G FB DIMM
2 SEAGATE 250GB SATA 8MB CACHE

Atto DB Readonly
OS - DEBIAN LINUX
DB - MYSQL
Supermicro
Build date:  01/30/2007
S# S6025B327108180
2U RM 6025B-3RV 500P DP-XEON BLACK
2 INTEL XEON DC 2.0GHZ 2X4MB BOXED
4 KINGSTON 1GB DDR2 KVR667D2D8F5/1G FB DIMM
2 SEAGATE 250GB SATA 8MB CACHE

Atto DB ReadWrite
OS - DEBIAN LINUX
DB - MYSQL
Supermicro
Build date:  01/30/2007
S# S6025B327102642
2U RM 6025B-3RV 500P DP-XEON BLACK
2 INTEL XEON DC 2.0GHZ 2X4MB BOXED
4 KINGSTON 1GB DDR2 KVR667D2D8F5/1G FB DIMM
2 SEAGATE 250GB SATA 8MB CACHE

Atto Windows server
OS - WINDOWS SERVER 2003
APPS - FOXPRO, SOURCESAFE, SOURCEOFFSITE

Supermicro
Build date:  01/30/2007
S# S6025B327108182
1 INTEL QUAD CORE XEON 1.60GHZ 2X4MB BOXED
2 KINGSTON 4GB KIT KVR533D2D4F4K2/4G FB DIMM(2X2GB)
6 SEAGATE 500GB SATA 16MB
2 SEAGATE 80 GB SATA 7200
1 ADAPTEC SATA RAID 1210SA 2 PORT LOW PROFILE

BOTTOM
Following 2 servers bought same time
Calculated research and technology (801-222-0930)

Phoenix Web server
OS - DEBIAN LINUX
APPS - APACHE, PYTHON, DJANGO

Intel® Server System SR1530AH
S# QSHC7100038
Tag# D66619-005
Product # SR1530AH
Asset tag# 12222259
Build Date 05/15/07
1 INTEL XEON 3050 2MB CACHE
1 GB DDR2-667MODULE NON-ECC
1 Kingston 1GB DDR2-667 NON-ECC
1 CDRW+DVD SLIMLINE BLACK
2 SEAGATE 160 GB ATA 100 7200 RPM

Phoenix DB server
OS - LINUX
DB - POSTGRES
Intel® Server System SR1530AH
S# QSHC7100040
Tag# D66619-005
Product # SR1530AH
Asset tag# 12222260
Build Date 05/15/07
1 INTEL XEON 3050 2MB CACHE
1 GB DDR2-667MODULE NON-ECC
1 Kingston 1GB DDR2-667 NON-ECC
1 CDRW+DVD SLIMLINE BLACK
2 SEAGATE 160 GB ATA 100 7200 RPM